UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2013

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 8.01                      Other Events

On March 25, 2013, the Registrant executed a Letter of Intent (the “LOI”) dated March 18, 2013 with Lazarus Mining LLC (“Lazarus”) to provide Lazarus with toll milling services at the Registrant’s mill facilities at the Ruby Mine.

Lazarus is the owner of the Telegraph Mine (the “Telegraph”), located near Downieville, California, and within several miles of the Ruby Mill complex.  The terms of the agreement provide that the Registrant will accept material mined from the Telegraph for processing and gold recovery at the Ruby.  In consideration for said processing, Lazarus will pay the Registrant the greater of $10 per ton of Telegraph material processed at the Ruby Mill, or 10% of the net sales of all gold produced and recovered as a result of processing at the Ruby Mill, plus expenses.

The parties will endeavor to sign a formal Toll Milling Agreement within 90 days.

The above described executed LOI is attached hereto and incorporated by reference as Exhibit 10.1.

Item 9.01                     Financial Statements and Exhibits

(c) Exhibits

10.1	Toll Milling Letter of Intent with Lazarus Mining LLC, dated March 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: March 26, 2013